EXHIBIT 10.2

EXECUTION COPY

THIRTEENTH AMENDMENT

TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of May 19, 2022 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among SIXTH STREET SPECIALTY LENDING, INC. (F/K/A TPG Specialty Lending, Inc.), a Delaware corporation (the “Borrower”), the LENDERS party hereto and TRUIST BANK, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 27, 2014 (as amended by the First Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 3, 2014, the Second Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 27, 2014, the Third Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 17, 2014, the Fourth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 2, 2015, the Fifth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 22, 2016, the Sixth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 20, 2018, the Seventh Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 5, 2018, the Eighth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 14, 2019, the Ninth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of January 31, 2020, the Tenth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 5, 2021, the Eleventh Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 14, 2021, and the Twelfth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 25, 2022 (the “Existing Credit Agreement”), and by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders party hereto are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS
SECTION I.1.
Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Thirteenth Amendment Effective Date” is defined in Article III.

SECTION I.1.
Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Thirteenth Amendment Effective Date, the Existing Credit Agreement is amended in accordance with this Article II.

SECTION II.1.
Section 2.10(e) is hereby amended and restated in its entirety as follows:

“(e) Notices, Etc. The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan made by a Swingline Lender, such Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Term SOFR Borrowing (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment (or such shorter period as may be agreed to by the Administrative Agent), (ii) in the case of prepayment of a Eurocurrency Borrowing denominated in a Foreign Currency (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., London time, four Business Days before the date of prepayment, (iii) in the case of prepayment of a RFR Borrowing denominated in Sterling or Swiss Francs (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., London time, four Business Days before the date of prepayment, (iv) in the case of prepayment of a Syndicated ABR Borrowing (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., New York City time on the date of prepayment, (v) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., New York City time, on the date of prepayment, and (vi) in the case of any prepayment pursuant to Section 2.10(d), not later than 1:00 p.m., New York

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City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if (i) a notice of prepayment is given in connection with a conditional notice of termination of the Commitments of a Class as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (ii) any notice given in connection with Section 2.10(d) may be conditioned on the consummation of the applicable transaction contemplated by such Section and the receipt by the Borrower or any such Subsidiary (other than a Financing Subsidiary) of Net Cash Proceeds. Promptly following receipt of any such notice relating to a Syndicated Borrowing, the Administrative Agent shall advise the affected Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02 or in the case of a Swingline Loan, as provided in Section 2.04, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Syndicated Borrowing of a Class of Commitments or Final Maturity Date shall be applied ratably to the Loans held by the Lenders of such Class included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and shall be made in the manner specified in Section 2.09(b) unless such prepayment is made in connection with the reduction of Commitments in accordance with Section 2.08(b) or (f) in which case such prepayment shall be applied in accordance with Section 2.08(d) or (f), as applicable.”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS
SECTION III.1.
Effective Date. This Amendment shall become effective on the date (the “Thirteenth Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower and each of the Lenders party hereto.
ARTICLE IV

MISCELLANEOUS
SECTION IV.1.
Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

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SECTION IV.2.
Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION IV.3.
Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.
SECTION IV.4.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION IV.5.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION IV.6.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION IV.7.
Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
SECTION IV.8.
Reaffirmation. Each of Sixth Street SL Holding, LLC, TC Lending, LLC and Sixth Street SL SPV, LLC hereby consents to the terms of this Amendment, confirms that its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the Guarantee and Security Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER: SIXTH STREET SPECIALTY LENDING, INC.

By: /s/ Ian Simmonds

Name: Ian Simmonds

Title: Chief Financial Officer

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LENDERS: TRUIST BANK,
as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

By: /s/ Hays Wood
Name: Hays Wood
Title: Director

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MUFG UNION BANK, N.A., as a Lender

By: /s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

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STATE STREET BANK AND TRUST COMPANY, as a Lender

By: /s/ Timothy Cronin
Name: Timothy Cronin
Title: Vice President

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SANTANDER BANK, N.A., as a Lender

By: /s/ Jennifer Baydian
Name: Jennifer Baydian
Title: Senior Vice President

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CITIBANK, N.A., as a Lender

By: /s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Director

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INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By: /s/ Weiming Zhou
Name: Weiming Zhou
Title: Director

By: /s/ Charles Inkeles
Name: Charles Inkeles
Title: Executive Director

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MIZUHO BANK, LTD., as a Lender

By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

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HSBC BANK USA, N.A., as a Lender

By: /s/ Teresa Pereyra
Name: Teresa Pereyra
Title: Vice President, Financial Institutions Group

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GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

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ROYAL BANK OF CANADA, as a Lender

By: /s/ Alex Figueroa
Name: Alex Figueroa
Title: Authorized Signatory

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COMERICA BANK, as a Lender

By: /s/ Robert Wilson
Name: Robert Wilson
Title: Senior Vice President

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STIFEL BANK & TRUST, as a Lender

By: /s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

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CITY NATIONAL BANK, as a Lender

By: /s/ Matt Patterson
Name: Matt Patterson
Title: Senior Vice President

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Agreed and acknowledged solely with respect to Section 4.8.

TC LENDING, LLC

By: /s/ Ian Simmonds
Name: Ian Simmonds

Title: Chief Financial Officer

SIXTH STREET SL HOLDING, LLC

By: /s/ Ian Simmonds
Name: Ian Simmonds

Title: Chief Financial Officer

SIXTH STREET SL SPV, LLC

By: /s/ Ian Simmonds
Name: Ian Simmonds

Title: Chief Financial Officer

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